Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-C

KEY PERFORMANCE FACTORS
May 31, 1997



        Expected B Maturity                                         3/15/04


        Blended Coupon                                              5.8485%



        Excess Protection Level
          3 Month Average   2.95%
          May, 1997   2.95%
          April, 1997  N/A
          March, 1997  N/A


        Cash Yield                                  16.88%


        Investor Charge Offs                         4.56%


        Base Rate                                    9.36%


        Over 35 Day Delinquency                      4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $27,132,480,390.99


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $4,186,442,872.50